SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                January 24, 2000




                              PHS BANCORP, INC
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             (Exact name of Registrant as specified in its Charter)



        Pennsylvania               0-23230           23-2744266
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(State or other jurisdiction      (File No.)        (IRS Employer
     of incorporation)                              Identification
                                                       Number)


1427 Seventh Avenue, Beaver Falls, Pennsylvania          15010
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(Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code: (724) 846-7300
                                                    --------------



                                 Not Applicable
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          (Former name or former address, if changed since last Report)

                                PHS BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.           Other Events
                  ------------

                  The Registrant announced that it had received the required approvals necessary to implement a stock repurchase plan to purchase up to 3.4% of its outstanding Common Stock. The Registrant will purchase up to 89,400 shares of its Common Stock

                  For further details, reference is made to the Press Release dated January 24, 2000, which is attached hereto as Exhibit 99 and incorporated herein by this reference.



Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          -----------------------------------------

          Exhibit 99 - Press Release dated January 24, 2000.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            PHS BANCORP, INC.



Date: January 24, 2000                      By:      /s/James P. Wetzel, Jr.
                                                     ---------------------------
                                                     James P. Wetzel, Jr.
                                                     President